UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

March 15, 2010
Date of Report (date of Earliest Event Reported)

Brazil Gold Corp.
(Exact Name of Registrant as Specified in its Charter)

NEVADA	001-33714	98-0430746
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

11622 El Camino Real, Suite 100, San Diego, California 92160
(Address of principal executive offices and zip code)

(888) 675-0888
 (Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 22, 2009, Dynamic Alert Limited, a Nevada corporation (the “Company”) and its wholly-owned subsidiary, Brazil Gold Corp., a Nevada corporation, were merged, with the Company being the surviving entity. In connection with such merger, the Company changed its name to “Brazil Gold Corp.” On March 15, 2010, the Company’s ticker symbol on OTC/BB was changed to “BRZG”.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release dated March 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:                      March 22, 2010

BRAZIL GOLD CORP.

By:       /s/ Thomas E. Sawyer
Name:  Thomas E. Sawyer
Title: President